UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________
FORM 8-K
 ______________________________________________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2019
  ______________________________________________________
NATURAL RESOURCE PARTNERS L.P.
(Exact Name of Registrant as Specified in Charter)
  ______________________________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-31465 (Commission File Number)	35-2164875 (I.R.S. Employer Identification No.)
1201 Louisiana St., Suite 3400 Houston, Texas 77002 (Address of principal executive office) (Zip Code)
(713) 751-7507 (Registrant's telephone number, including area code)
 ______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement
The information under Item 2.03 below is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On April 3, 2019, NRP Operating LLC (“Opco”) entered into the Fourth Amendment (the “Fourth Amendment”) to the Third Amended and Restated Credit Agreement, dated as of June 16, 2015, by and among Opco and the lenders party thereto (the “Credit Facility”). The Fourth Amendment extends the term of the Credit Facility until April 2023; provided, however, that if, prior to September 2021, Natural Resource Partners L.P. ("NRP") is unable to redeem or refinance its $346 million 10.500% Senior Notes due 2022, then the Credit Facility will mature in September 2021. Lender commitments under the Credit Facility remain at $100.0 million after giving effect to a New Lender Agreement dated April 8, 2019.

The Credit Facility contains financial covenants requiring Opco to maintain:

•
a leverage ratio of consolidated indebtedness to EBITDDA (as defined in the Credit Facility) not to exceed 4.0x; provided, however, that if NRP increases its quarterly distribution to its common unitholders above $0.45 per common unit, the maximum leverage ratio under the Credit Facility will permanently decrease from 4.0x to 3.0x; and

•	a fixed charge coverage ratio of consolidated EBITDDA to consolidated fixed charges (consisting of consolidated interest expense and consolidated lease expense) of not less than 3.5 to 1.0.

The amended Credit Facility also provides that NRP may make a one-time special tax distribution to common unitholders at any time prior to October 18, 2019 without triggering the permanent decrease in the maximum leverage ratio from 4.0x to 3.0x. The purpose of the special distribution would be to cover a portion of the common unitholders’ tax liability resulting from NRP’s sale of its construction aggregates business in December 2018. This one-time distribution cannot exceed the lesser of (i) $0.85 per common unit and the general partner’s proportionate share thereof and (ii) $11,000,000 and any such distribution would be determined, declared and paid at the discretion of NRP’s Board of Directors.

Other terms and conditions of the Credit Facility remain unchanged.

The Fourth Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K. The New Lender Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
10.1	Fourth Amendment, dated as of April 3, 2019, to Third Amended and Restated Credit Agreement, dated as of June 16, 2015, by and among NRP (Operating) LLC and the lenders party thereto.
10.2	New Lender Agreement, dated as of April 8, 2019, by and among NRP (Operating) LLC and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P.

	By:	NRP (GP) LP,
Its General Partner

	By:	GP NATURAL RESOURCE PARTNERS LLC,
Its General Partner

Dated: April 9, 2019	By:	/s/ Kathryn S. Wilson
	Name:	Kathryn S. Wilson
	Title:	Vice President and General Counsel